UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2013

NUVILEX, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-68008	62-1772151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12510 Prosperity Drive, Suite #310, Silver Spring, MD	20904
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (240) 696-6859

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

On February 11, 2013, Medical Marijuana Sciences, Inc. (“MMS”), was incorporated in the State of Nevada and is a wholly-owned subsidiary of Nuvilex, Inc. (the “Registrant”). MMS will conduct research and development for the treatment of diseases using compounds derived from the plant Cannabis sativa.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Document	Location
#22.1	MMS Corporate Charter and Articles of Incorporation	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVILEX, INC. (Registrant)
Date: February 15, 2013

By: /s/ Robert F. Ryan Robert F. Ryan, M.S., Ph.D. President and Chief Executive Officer